EXHIBIT 4.4

                            FORM OF TRANSITION BONDS

                       EXHIBIT A - FORM OF FIXED RATE BOND

REGISTERED                                   $

No. R-_______      CUSIP NO.________

                       SEE REVERSE FOR CERTAIN DEFINITIONS

      THE PRINCIPAL OF THIS CLASS A-_ TRANSITION BOND WILL BE PAID IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-_ TRANSITION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE HOLDER OF THIS CLASS A-_ TRANSITION BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE SERIES 2001-1, CLASS A-_ TRANSITION BONDS, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. TRANSFERS OF THIS GLOBAL TRANSITION BOND SHALL BE LIMITED TO TRANSFERS IN THE CLEARING AGENCY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL TRANSITION BOND SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

                          PSE&G TRANSITION FUNDING LLC

                   TRANSITION BONDS, SERIES 2001-1, CLASS A-_.

Interest       Original Principal         Expected Final
Rate                 Amount                Payment Date         Maturity Date

%              $

      PSE&G Transition Funding LLC, a limited liability company formed and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the Original Principal Amount shown above in quarterly instalments on the Payment Dates (as defined below) and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to
Section 8.02(g) of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date, to pay the entire unpaid principal hereof on the Final Maturity Date and to pay interest, at the Interest Rate shown above at a fixed rate, on each March 15, June 15, September 15 and December 15, and if any such day is not a Business Day, the next succeeding Business Day, commencing on September 15, 2001 and continuing until the earlier of the payment of the principal hereof and the Final Maturity Date (each a "Payment Date"), on the principal amount of this Class A-_ Transition Bond outstanding from time to time. Interest will be computed (i) for the first Payment Date on the basis of the actual number of days elapsed (determined on the basis of a 360-day year of twelve 30-day months) from and including the Series Issuance Date, to but excluding such Payment Date, and a 360-day year and (ii) for each succeeding Payment Date on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Series 2001-1, Class A-_ Transition Bond shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Series 2001-1, Class A-_ Transition Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-_ Transition Bond shall be applied first to interest due and payable on this Class A-_ Transition Bond as provided above and then to the unpaid principal of this Class A-_ Transition Bond, all in the manner set forth in Section 8.02(g) of the Indenture.

      Reference is made to the further provisions of this Class A-_ Transition Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-_ Transition Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-_ Transition Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

Dated: [         ], 2001

                                       PSE&G TRANSITION FUNDING LLC

                                       By:______________________________
                                       Name:
                                       Title: Manager

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated: [         ], 2001

      This is one of the Class A-_ Transition Bonds of the Series 2001-1 Transition Bonds, designated above and referred to in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK,
                                         not in its individual capacity
                                         but solely as Trustee on behalf of
                                         the Transition Bondholders,

                                       By:_________________________________
                                          Name:
                                          Title:

                           REVERSE OF TRANSITION BOND

      This Series 2001-1, Class A-_ Transition Bond is one of a duly authorized issue of Transition Bonds of the Issuer, designated as its Transition Bonds (herein called the "Transition Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Classes. The Series 2001-1 Transition Bonds consist of eight Classes, including the Class A-_ Transition Bonds (herein called the "Class A-_ Transition Bonds"). The Class A-_ Transition Bonds have been issued under an indenture dated as of [January] , 2001, and a series supplement thereto dated as of [January] , 2001 (such series supplement, as supplemented or amended, the "Series Supplement" and, collectively with such indenture, as supplemented or amended, the "Indenture"), each between the Issuer and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Transition Bonds and the terms and conditions under which additional Transition Bonds may be issued. All terms used in this Class A-_ Transition Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Class A-_ Transition Bonds, the other Classes of Series 2001-1 Transition Bonds and any other Series of Transition Bonds issued by the Issuer are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

      The principal of this Class A-_ Transition Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier either because

            (i) an Event of Default has occurred and be continuing and the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series have declared the Transition Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture, or

            (ii) the Issuer, at its option, has called for the redemption of the Series 2001-1 Transition Bonds in whole pursuant to Section 8(b) of the Series Supplement and Section 10.01 of the Indenture.

However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02(g) of the Indenture. The entire unpaid principal amount of this Series 2001-1, Class A-_ Transition Bond shall be due and payable on the earlier of the Final Maturity Date hereof and the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Transition Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Transition Bonds of all Series representing not less than a majority of the Outstanding Amount of the Transition Bonds have declared the Transition Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-_ Transition Bonds shall be made pro rata to the Class A-_ Transition Bondholders entitled thereto based on the respective principal amounts of the Series 2001-1, Class A-_ Transition Bonds held by them.

      Payments of interest on this Class A-_ Transition Bond due and payable on each Payment Date, together with the instalment of principal payable on this Class A-_ Transition Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-_ Transition Bond (or one or more predecessor of such Transition Bond) in the Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Series Supplement, except that with respect to Class A-_ Transition Bonds registered on the Record Date in the name of a Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final instalment of principal payable with respect to this Class A-_ Transition Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Transition Bond Register as of the applicable Record Date without requiring that this Class A-_ Transition Bond be submitted for notation of payment. Any reduction in the principal amount of this Class A-_ Transition Bond (or any one or more predecessor to such Transition Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-_ Transition Bond and of any Class A-_ Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-_ Transition Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the second preceding Record Date to such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Class A-_ Transition Bond and shall specify the place where this Series 2001-1, Class A-_ Transition Bond may be presented and surrendered for payment of such instalment.

      The Issuer shall pay interest on overdue instalments of interest on this Class A-_ Transition Bond at the Interest Rate for Class A-_ to the extent lawful.

      As provided in the Indenture, the Class A-_ Transition Bonds may be redeemed, in whole, but not in part, in certain circumstances as provided in
Section 8(b) of the Series Supplement.

      This Class A-_ Transition Bond is a Transition Bond as such term is defined in the Competition Act. Principal and interest due and payable on this Transition Bond are payable from and secured primarily by bondable transition property created and established by a bondable stranded cost rate order issued by the State of New Jersey Board of Public Utilities pursuant to the Competition Act. Bondable transition property consists of the irrevocable right to impose and collect certain non-bypassable charges (defined in the Competition Act as "transition bond charges") to be included in electric utility bills of all electric service retail customers of Public Service Electric and Gas Company, a New Jersey electric utility.

      The Competition Act provides that:

      "The State of New Jersey does hereby pledge and agree with the holders of any transition bonds issued under the authority of this Act, with the pledgee, owner or assignee of bondable transition property, with any financing entity which has issued transition bonds with respect to which a bondable stranded costs rate order has been issued and with any person who may enter into agreements with an electric public utility or an assignee or pledgee thereof or a financing entity pursuant to this act, that the State will not limit, alter or impair any bondable transition property or other rights vested in an electric public utility or an assignee or pledgee thereof or a financing entity or vested in the holders of any transition bonds pursuant to a bondable stranded costs rate order until such transition bonds, together with the interest and acquisition or redemption premium, if any, thereon, are fully paid and discharged or until such agreements are fully performed on the part of the electric public utility, any assignee or pledgee thereof or the financing entity or in any way limit, alter, impair or reduce the value or amount of the bondable transition property approved by a bondable stranded costs rate order . . .".

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-_ Transition Bond may be registered in the Transition Bond Register upon surrender of this Class A-_ Transition Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Class A-_ Transition Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-_ Transition Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Prior to the due presentment for registration of transfer of this Class A-Transition Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-_ Transition Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and interest on this Class A-_ Transition Bond and for all other purposes whatsoever, whether or not this Class A-_ Transition

Bond may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Transition Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Transition Bonds representing a majority of the Outstanding Amount of all Transition Bonds at the time Outstanding of each Series or Class to be affected. The Indenture also contains provisions permitting the Holders of Transition Bonds representing specified percentages of the Outstanding Amount of the Transition Bonds of all Series, on behalf of the Holders of all the Transition Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-_ Transition Bond (or any one of more predecessor of such transition bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-_ Transition Bond and of any Class A-_ Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-_ Transition Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Transition Bonds issued thereunder.

      The term "Issuer" as used in this Series 2001-1, Class A-_ Transition Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Transition Bonds under the Indenture.

      The Class A-_ Transition Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture and the Series Supplement, subject to certain limitations therein set forth.

      This Class A-_ Transition Bond and the Indenture shall be construed in accordance with the laws of the State of New Jersey, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Class A-_ Transition Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-_ Transition Bond at the times and rate and in the currency herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___

                         (name and address of assignee)

the within Class A-_ Transition Bond and all rights thereunder, and hereby irrevocably constitutes and appoints

                         (name and address of appointee)

attorney, to transfer said Class A-_ Transition Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

________       ____________________________*
               Signature Guaranteed:

________       ____________________________


* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-_ Transition Bond in every particular, without alteration, enlargement or any change whatsoever.

                     EXHIBIT B - FORM OF FLOATING RATE BOND

                                  Form of Bond

REGISTERED                                          $

No. R-_______                                       CUSIP NO.________

                       SEE REVERSE FOR CERTAIN DEFINITIONS

      THE PRINCIPAL OF THIS CLASS A-_ BOND WILL BE PAID IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-_ BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE HOLDER OF THIS CLASS A-_ BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE CLASS A-_ BONDS, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. TRANSFERS OF THIS GLOBAL TRANSITION BOND SHALL BE LIMITED TO TRANSFERS IN THE CLEARING AGENCY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL TRANSITION BOND SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

                          PSE&G TRANSITION FUNDING LLC

                   TRANSITION BONDS, SERIES 2001-1, Class A-_.

Interest            Original Principal      Expected Final
Rate                      Amount            Payment Date        Maturity Date

LIBOR + [    ]%     $

      PSE&G Transition Funding LLC, a limited liability company formed and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the Original Principal Amount shown above in quarterly instalments on the Payment Dates (as defined below) and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to
Section 8.02(g) of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date, to pay the entire unpaid principal hereof on the Final Maturity Date and to pay interest, at the Interest Rate which is a floating rate of LIBOR plus [ ]% per annum, on each March 15, June 15, September 15 and December 15, and if any such day is not a Business Day, the next succeeding Business Day, commencing on September 15, 2001 and continuing until the earlier of the payment of the principal hereof and the Final Maturity Date (each, a "Payment Date"), on the principal amount of this Class A-_ Bond outstanding on such Payment Date, after giving effect to any payments of principal made on such Payment Date. Interest will be computed for each Payment Date after the initial Payment Date on the basis of a 360-day year of twelve 30-day months. In addition, on September 15, 2001 (the initial Payment Date), the Issuer promises, subject to the terms of the Indenture, to pay interest in the amount of (i) LIBOR plus [ ]% multiplied by the number of days from and including the Series Issuance Date to but excluding March 15, 2001 divided by 360, multiplied by the Original Principal Amount of the Class A-_ Bonds, plus (ii) LIBOR plus [ ]% multiplied by the number of days from and including March 15, 2001 to but excluding June 15, 2001, divided by 360, multiplied by the Original Principal Amount of the Class A- Bonds, plus (iii) LIBOR plus [ ]% multiplied by the number of days from and including June 15, 2001, to but excluding September 15, 2001, divided by 360, multiplied by the Original Principal Amount of the Class A-_ Bonds.

      Notwithstanding the foregoing, upon the termination of the Class A-_ Swap Agreement for any reason and for so long as there is no replacement Class A-Swap Agreement in effect, the Interest Rate for the Class A-_ Bonds shall be the fixed rate of [__] percent per annum (the "Class A-_ Gross Fixed Rate"), effective from and including the Payment Date preceding such termination. The Class A-_ Gross Fixed Rate shall be computed on the basis of a 360-day year of twelve 30-day months or, for the initial Payment Date, the number of days (calculated on the basis of a 360-day year of twelve 30-day months) from and including the Series Issuance Date to but excluding the initial Payment Date. At such time as the Issuer enters into a replacement Class A-_ Swap Agreement pursuant to Section 9 of the Series Supplement, the Class A-_ Bonds shall revert to the Interest Rate of LIBOR plus [ ] %, effective as of the next Payment Date following the date of such replacement Class A-_ Swap Agreement and computed on the basis of the actual number of days elapsed and a 360-day year. Principal of and interest on this Class A-_ Bond shall be paid in the manner specified on the reverse hereof.

      Upon the termination of the Class A-_ Swap Agreement and payment by the Class A-_ Swap Counterparty of any termination payment or other similar amount to the Issuer in accordance with the terms of the Class A-_ Swap Agreement, such amount shall be deposited directly into the Class A-_ Class Subaccount and first used to make any payment required to be made to a Replacement Counterparty and then to the extent not so used, shall be paid to the Holders of the Class A-_ Bonds on the next Payment Date, pro rata based on the principal amount held by each Holder.

      The principal of and interest on this Class A-_ Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-_ Bond shall be applied first to interest due and payable on this Class A-_ Bond as provided above and then to the unpaid principal of this Class A-_ Bond, all in the manner set forth in Section 8.02(g) of the Indenture.

      Reference is made to the further provisions of this Class A-_ Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-_ Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-_ Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

Dated: [        ], 2001

                                       PSE&G TRANSITION FUNDING LLC

                                       By:____________________________
                                          Name:
                                          Title: Manager

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated: [        ], 2001

      This is one of the Class A-_ Bonds of the Series 2001-1 Transition Bonds, designated above and referred to in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK,
                                         not in its individual capacity
                                         but solely as Trustee on behalf of
                                         the Transition Bondholders,

                                       By:____________________________
                                          Name:
                                          Title:

                           REVERSE OF TRANSITION BOND

      This Class A-_ Bond is one of a duly authorized issue of Transition Bonds of the Issuer, designated as its Transition Bonds (herein called the "Transition Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Classes. The Series 2001-1 Transition Bonds consist of eight Classes, including the Series 2001-1 Transition Bonds, Class A-_ (herein called the "Class A-_ Bonds"). The Class A-_ Bonds have been issued under an indenture dated as of [January] , 2001, and a series supplement thereto dated as of [January] , 2001 (such series supplement, as supplemented or amended, the "Series Supplement" and, collectively with such indenture, as supplemented or amended, the "Indenture"), each between the Issuer and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Transition Bonds and the terms and conditions under which additional Transition Bonds may be issued. All terms used in this Class A-_ Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Class A-_ Bonds, the other Classes of Series 2001-1 Transition Bonds and any other Series of Transition Bonds issued by the Issuer are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

      The principal of this Class A-_ Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier either because

            (i) an Event of Default has occurred and is continuing and the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series have declared the Transition Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture, or

            (ii) the Issuer, at its option, has called for the redemption of the Series 2001-1 Transition Bonds in whole pursuant to Section 8(b) of the Series Supplement and Section 10.01 of the Indenture.

However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02(g) of the Indenture. The entire unpaid principal amount of this Class A-_ Bond shall be due and payable on the earlier of the

Final Maturity Date hereof and the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Transition Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Transition Bonds of all Series representing not less than a majority of the Outstanding Amount of the Transition Bonds have declared the Transition Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. If the Transition Bonds are accelerated and the Bondable Transition Property is liquidated in accordance with the Indenture, the proceeds of such liquidation which are allocated to the Class A-_ Subaccount will be allocated between and paid to the Holders of the Class A-_ Transition Bonds and the Swap Counterparty, pro rata, based on the aggregate amount of principal and interest due and payable on the Class A-_ Transition Bonds and the aggregate amount payable to the Swap Counterparty in accordance with the Interest Rate Swap Agreement. All principal payments on the Class A-_ Bonds shall be made pro rata to the Class A-_ Bondholders entitled thereto based on the respective principal amounts of the Class A-_ Bonds held by them.

      Payments of interest on this Class A-_ Bond due and payable on each Payment Date, together with the instalment of principal payable on this Class A-_ Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A- Bond (or one or more predecessor of such Transition Bond) in the Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Series Supplement, except that with respect to Class A-_ Bonds registered on the Record Date in the name of a Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final instalment of principal payable with respect to this Class A-_ Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Transition Bond Register as of the applicable Record Date without requiring that this Class A- Bond be submitted for notation of payment. Any reduction in the principal amount of this Class A-_ Bond (or any one or more predecessor to such Transition
Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-_ Bond and of any Class A-_ Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-_ Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the second preceding Record Date to such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Class A-_ Bond and shall specify the place where this Class A-_ Bond may be presented and surrendered for payment of such instalment.

      The Issuer shall pay interest on overdue instalments of interest on this Class A-_ Bond at the Interest Rate for Class A-_ in any lawful manner, subject to the availability of such amounts in the Class A-_ Subaccount.

      As provided in the Indenture, the Class A-_ Bonds may be redeemed, in whole, but not in part, in certain circumstances as provided in Section 8(b) of the Series Supplement.

      This Class A-_ Bond is a Transition Bond as such term is defined in the Competition Act. Principal and interest due and payable on this Transition Bond are payable from and secured primarily by bondable transition property created and established by a bondable stranded cost rate order issued by the State of New Jersey Board of Public Utilities pursuant to the Competition Act. Bondable transition property consists of the irrevocable right to impose and collect certain non-bypassable charges (defined in the Competition Act as "transition bond charges") to be included in electric utility bills of all electric service retail customers of Public Service Electric and Gas Company, a New Jersey electric utility.

      The Competition Act provides that:

      "The State of New Jersey does hereby pledge and agree with the holders of any transition bonds issued under the authority of this Act, with the pledgee, owner or assignee of bondable transition property, with any financing entity which has issued transition bonds with respect to which a bondable stranded costs rate order has been issued and with any person who may enter into agreements with an electric public utility or an assignee or pledgee thereof or a financing entity pursuant to this act, that the State will not limit, alter or impair any bondable transition property or other rights vested in an electric public utility or an assignee or pledgee thereof or a financing entity or vested in the holders of any transition bonds pursuant to a bondable stranded costs rate order until such transition bonds, together with the interest and acquisition or redemption premium, if any, thereon, are fully paid and discharged or until such agreements are fully performed on the part of the electric public utility, any assignee or pledgee thereof or the financing entity or in any way limit, alter, impair or reduce the value or amount of the bondable transition property approved by a bondable stranded costs rate order . . . ".

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-_ Bond may be registered in the Transition Bond Register upon surrender of this Class A-_ Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Class A-_ Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-_ Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Prior to the due presentment for registration of transfer of this Class A-Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-_ Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and interest on this Class A-_ Bond and for all other purposes whatsoever, whether or not this Class A-_ Bond may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Transition Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Transition Bonds representing a majority of the Outstanding Amount of all Transition Bonds at the time Outstanding of each Series or Class to be affected and upon satisfaction of the Rating Agency Condition. The Indenture also contains provisions permitting the Holders of Transition Bonds representing specified percentages of the Outstanding Amount of the Transition Bonds of all Series, on behalf of the Holders of all the Transition Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-_ Bond (or any one of more predecessor of such transition bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-_ Bond and of any Class A-_ Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-_ Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Transition Bonds issued thereunder.

      The term "Issuer" as used in this Class A-_ Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Transition Bonds under the Indenture.

      The Class A-_ Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture and the Series Supplement, subject to certain limitations therein set forth.

      This Class A-_ Bond and the Indenture shall be construed in accordance with the laws of the State of New Jersey, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Class A-_ Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-_ Bond at the times and rate and in the currency herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___

                         (name and address of assignee)

the within Class A-_ Bond and all rights thereunder, and hereby irrevocably constitutes and appoints

                         (name and address of appointee)

attorney, to transfer said Class A-_ Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

________       ____________________________*
               Signature Guaranteed:

________       ____________________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-_ Bond in every particular, without alteration, enlargement or any change whatsoever.


                                      B-11